Deal Summary Report

CSFB05-5G13BBG

				Assumptions			Collateral
Settlement	31-May-05	Prepay		300 PSA	Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date	25-Jun-05	Default		0 CDR	$206,185,567.00	6	358	2	5.58	4.4
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name			Window	Life			bp		%		Int(M)	(MM)	Date
13P1	1,000,000.00	5.5	06/05 - 03/35	9.37	6.76	5.252	122	Interp	101-23.51	690.53	4.58	1.022	1-May-05	FIX
13P2	32,999,000.00	5.5	06/05 - 07/14	4.99	4.17	4.863	105	Interp	102-18.12	14187.08	151.25	33.997	1-May-05	FIX
13P3	18,142,000.00	5.5	07/14 - 05/18	10.99	8.08	5.231	115	Interp	102-10.53	15067.26	83.15	18.648	1-May-05	FIX
13Z1	6,600,000.00	5.5	05/18 - 03/35	16.86	15.75	5.801	160	Interp	95-30.20	10018.47	30.25	6.363	1-May-05	FIX
13C1	70,307,000.00	5.5	06/05 - 03/35	4.61	3.88	5.023	123	Interp	101-23.29	27882.94	322.24	71.844	1-May-05	FIX
13C2	70,952,000.00	5.5	06/05 - 03/35	2.99	2.62	5.83	211	Interp	98-29.50	18444.67	325.2	70.512	1-May-05	FIX
13B1	6,185,567.00	5.5	06/05 - 03/35	10.3	7.39	5.413	135	Interp	100-23.50	4628.51	28.35	6.259	1-May-05	FIX

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 3.160 3.620 3.716 3.812 4.061 4.381 3.797 3.998 4.118 4.254 4.500 4.834

CSFB05-5G13BBG - Dec - 13P1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	96	96	96	96	96
25-May-07	91	91	91	91	91
25-May-08	87	87	87	87	87
25-May-09	81	81	81	81	81
25-May-10	76	76	76	76	72
25-May-11	70	70	70	70	48
25-May-12	64	64	64	55	31
25-May-13	58	58	58	40	21
25-May-14	51	51	51	29	14
25-May-15	44	44	44	22	9
25-May-16	36	36	36	16	6
25-May-17	29	29	29	12	4
25-May-18	23	23	23	9	3
25-May-19	18	18	18	6	2
25-May-20	14	14	14	5	1
25-May-21	11	11	11	3	1
25-May-22	9	9	9	2	1
25-May-23	7	7	7	2	*
25-May-24	5	5	5	1	*
25-May-25	4	4	4	1	*
25-May-26	3	3	3	1	*
25-May-27	2	2	2	*	*
25-May-28	2	2	2	*	*
25-May-29	1	1	1	*	*
25-May-30	1	1	1	*	*
25-May-31	1	1	1	*	*
25-May-32	*	*	*	*	*
25-May-33	*	*	*	*	*
25-May-34	*	*	*	*	*
25-May-35	0	0	0	0	0

WAL	9.37	9.37	9.37	7.59	6.22
Principal Window	Jun05-Mar35	Jun05-Mar35	Jun05-Mar35	Jun05-Mar35	Jun05-Mar35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G13BBG - Dec - 13P2

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	91	91	91	91	91
25-May-07	82	82	82	82	82
25-May-08	73	73	73	73	73
25-May-09	63	63	63	63	63
25-May-10	52	52	52	52	45
25-May-11	40	40	40	40	1
25-May-12	28	28	28	11	0
25-May-13	15	15	15	0	0
25-May-14	2	2	2	0	0
25-May-15	0	0	0	0	0

WAL	4.99	4.99	4.99	4.64	4.09
Principal Window	Jun05-Jul14	Jun05-Jul14	Jun05-Jul14	Jun05-Oct12	Jun05-Jun11

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G13BBG - Dec - 13P3

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	100	100	100	100	100
25-May-07	100	100	100	100	100
25-May-08	100	100	100	100	100
25-May-09	100	100	100	100	100
25-May-10	100	100	100	100	100
25-May-11	100	100	100	100	100
25-May-12	100	100	100	100	46
25-May-13	100	100	100	71	9
25-May-14	100	100	100	34	0
25-May-15	76	76	76	6	0
25-May-16	48	48	48	0	0
25-May-17	21	21	21	0	0
25-May-18	0	0	0	0	0

WAL	10.99	10.99	10.99	8.65	7.03
Principal Window	Jul14-May18	Jul14-May18	Jul14-May18	Oct12-Sep15	Jun11-Oct13

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G13BBG - Dec - 13Z1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	106	106	106	106	106
25-May-07	112	112	112	112	112
25-May-08	118	118	118	118	118
25-May-09	125	125	125	125	125
25-May-10	132	132	132	132	132
25-May-11	139	139	139	139	139
25-May-12	147	147	147	147	147
25-May-13	155	155	155	155	155
25-May-14	164	164	164	164	121
25-May-15	173	173	173	173	83
25-May-16	183	183	183	141	56
25-May-17	193	193	193	104	38
25-May-18	199	199	199	76	26
25-May-19	158	158	158	56	17
25-May-20	124	124	124	41	12
25-May-21	98	98	98	30	8
25-May-22	76	76	76	22	5
25-May-23	59	59	59	15	3
25-May-24	46	46	46	11	2
25-May-25	35	35	35	8	1
25-May-26	26	26	26	5	1
25-May-27	20	20	20	4	1
25-May-28	14	14	14	3	*
25-May-29	10	10	10	2	*
25-May-30	7	7	7	1	*
25-May-31	5	5	5	1	*
25-May-32	3	3	3	*	*
25-May-33	2	2	2	*	*
25-May-34	1	1	1	*	*
25-May-35	0	0	0	0	0

WAL	16.86	16.86	16.86	13.49	10.92
Principal Window	May18-Mar35	May18-Mar35	May18-Mar35	Sep15-Mar35	Oct13-Mar35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G13BBG - Dec - 13C1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	100	95	95	95	95
25-May-07	100	84	84	84	84
25-May-08	100	68	68	68	63
25-May-09	100	54	54	49	23
25-May-10	100	41	41	22	0
25-May-11	100	30	30	4	0
25-May-12	100	20	20	0	0
25-May-13	100	11	11	0	0
25-May-14	100	5	5	0	0
25-May-15	100	1	1	0	0
25-May-16	100	*	*	0	0
25-May-17	99	*	*	0	0
25-May-18	97	*	*	0	0
25-May-19	93	*	*	0	0
25-May-20	88	*	*	0	0
25-May-21	82	*	*	0	0
25-May-22	75	*	*	0	0
25-May-23	67	*	*	0	0
25-May-24	58	*	*	0	0
25-May-25	48	*	*	0	0
25-May-26	37	*	*	0	0
25-May-27	25	*	*	0	0
25-May-28	12	*	*	0	0
25-May-29	*	*	*	0	0
25-May-30	*	*	*	0	0
25-May-31	*	*	*	0	0
25-May-32	*	*	*	0	0
25-May-33	*	*	*	0	0
25-May-34	*	*	*	0	0
25-May-35	0	0	0	0	0

WAL	19.36	4.61	4.61	3.74	3.17
Principal Window	Jul05-Mar35	Jun05-Mar35	Jun05-Mar35	Jun05-Sep11	Jun05-Apr10

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G13BBG - Dec - 13C2

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	100	100	90	85	80
25-May-07	100	100	69	53	39
25-May-08	100	100	44	18	0
25-May-09	100	100	25	0	0
25-May-10	100	100	13	0	0
25-May-11	100	100	5	0	0
25-May-12	100	100	1	0	0
25-May-13	100	100	*	0	0
25-May-14	100	99	*	0	0
25-May-15	100	96	*	0	0
25-May-16	100	92	*	0	0
25-May-17	100	88	*	0	0
25-May-18	100	82	*	0	0
25-May-19	100	77	*	0	0
25-May-20	100	71	*	0	0
25-May-21	100	65	*	0	0
25-May-22	100	60	*	0	0
25-May-23	100	54	*	0	0
25-May-24	100	48	*	0	0
25-May-25	100	43	*	0	0
25-May-26	100	37	*	0	0
25-May-27	100	32	*	0	0
25-May-28	100	27	*	0	0
25-May-29	99	23	*	0	0
25-May-30	84	18	*	0	0
25-May-31	69	14	*	0	0
25-May-32	53	10	*	0	0
25-May-33	35	6	*	0	0
25-May-34	16	3	*	0	0
25-May-35	0	0	0	0	0

WAL	27.09	19	2.99	2.09	1.72
Principal Window	Apr29-Mar35	Dec05-Mar35	Jun05-Mar35	Jun05-Feb09	Jun05-Apr08

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G13BBG - Dec - 13B1

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	99	99	99	99	99
25-May-07	97	97	97	97	97
25-May-08	96	96	96	96	96
25-May-09	95	95	95	95	95
25-May-10	93	93	93	93	93
25-May-11	91	90	86	84	82
25-May-12	90	86	78	74	70
25-May-13	88	81	68	61	55
25-May-14	86	75	57	48	41
25-May-15	83	69	45	36	28
25-May-16	81	63	36	26	19
25-May-17	79	58	29	19	13
25-May-18	76	52	23	14	9
25-May-19	74	47	18	11	6
25-May-20	71	43	14	8	4
25-May-21	68	39	11	6	3
25-May-22	64	34	9	4	2
25-May-23	61	31	7	3	1
25-May-24	57	27	5	2	1
25-May-25	53	24	4	1	1
25-May-26	49	21	3	1	*
25-May-27	45	18	2	1	*
25-May-28	40	15	2	*	*
25-May-29	35	12	1	*	*
25-May-30	30	10	1	*	*
25-May-31	25	8	1	*	*
25-May-32	19	5	*	*	*
25-May-33	12	3	*	*	*
25-May-34	6	1	*	*	*
25-May-35	0	0	0	0	0

WAL	19.16	14.43	10.3	9.32	8.64
Principal Window	Jun05-Mar35	Jun05-Mar35	Jun05-Mar35	Jun05-Mar35	Jun05-Mar35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-5G13BBG - Dec - COLLAT

Date	1	2	3	4	5
31-May-05	100	100	100	100	100
25-May-06	99	97	94	92	90
25-May-07	97	92	81	76	71
25-May-08	96	85	66	57	49
25-May-09	95	79	53	43	34
25-May-10	93	73	43	32	23
25-May-11	91	67	34	24	16
25-May-12	90	62	28	18	11
25-May-13	88	57	22	13	8
25-May-14	86	52	18	10	5
25-May-15	83	48	14	7	4
25-May-16	81	44	11	5	2
25-May-17	79	40	9	4	2
25-May-18	76	36	7	3	1
25-May-19	74	33	6	2	1
25-May-20	71	30	4	2	1
25-May-21	68	27	4	1	*
25-May-22	64	24	3	1	*
25-May-23	61	21	2	1	*
25-May-24	57	19	2	*	*
25-May-25	53	17	1	*	*
25-May-26	49	14	1	*	*
25-May-27	45	12	1	*	*
25-May-28	40	10	1	*	*
25-May-29	35	9	*	*	*
25-May-30	30	7	*	*	*
25-May-31	25	5	*	*	*
25-May-32	19	4	*	*	*
25-May-33	12	2	*	*	*
25-May-34	6	1	*	*	*
25-May-35	0	0	0	0	0

WAL	19.16	11.21	5.58	4.44	3.7
Principal Window	Jun05-Mar35	Jun05-Mar35	Jun05-Mar35	Jun05-Mar35	Jun05-Mar35

Prepay	0 PSA	100 PSA	300 PSA	400 PSA	500 PSA

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.